                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                              HEARTLAND GROUP, INC.
      ______________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
      ______________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
       _________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:
       _________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________

    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________________________

    5) Total fee paid:
       _________________________________________________________________________

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
       _________________________________________________________________________

    2) Form, Schedule or Registration Statement No.:
       _________________________________________________________________________

    3) Filing Party:
       _________________________________________________________________________

    4) Date Filed:
       _________________________________________________________________________

                       [HEARTLAND GROUP, INC. LETTERHEAD]

                                                      December 1, 2003

Dear Shareholder,

         The enclosed proxy statement relates to the election of four nominees to the Board of Directors of Heartland Group, Inc. A Special Meeting of Shareholders will be held on January 20, 2004 at the offices of Heartland Group, 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, for this purpose.

         The nominees include three current directors (Milt Woods, Dale Kent and me) and one new nominee (Mike Dunham) selected by an independent nominating committee of the Board. If all nominees are elected, the Board will consist of three independent directors and me. The independent director candidates are experienced and qualified, and should well serve your interests as shareholders of the Heartland Funds.

         Your vote is important! Whether or not you expect to attend in person, we urge you to vote your shares. You may vote by signing, dating, and returning the enclosed proxy card in the envelope provided. Alternatively, you may vote by telephone as instructed on the proxy card. You do not need to return your proxy card if you vote by telephone. Promptly voting your shares will save us the expense and extra work of additional solicitation. Sending in your proxy card or voting by telephone will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option. Please read the enclosed Proxy Statement and proxy card for more detailed instructions.

         Thank you for your continued confidence in our family of funds.

                                                   Very truly yours,

                                                   HEARTLAND GROUP, INC.


                                                   WILLIAM J. NASGOVITZ,
                                                   President

                              HEARTLAND GROUP, INC.

                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

                             789 North Water Street
                           Milwaukee, Wisconsin 53202
                            Telephone: (800) 432-7856
                             www.heartlandfunds.com

        ________________________________________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               ON JANUARY 20, 2004
        ________________________________________________________________

TO THE SHAREHOLDERS OF EACH MUTUAL FUND SERIES OF HEARTLAND GROUP, INC.:

        A Special Meeting of Shareholders (the "Meeting") of Heartland Group, Inc. (the "Company") will be held on Tuesday, January 20, 2004, at 11:00 a.m., Central Standard Time, at the offices of the Company, located at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, for the following purposes:

        1. To elect four directors; and

        2. To transact such other business as properly may come before the meeting or an adjournment thereof.

        Shareholders of record at the close of business on October 31, 2003 will be entitled to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Directors

                                        CONSTANCE R. WICK
                                        Vice President and Secretary

Milwaukee, Wisconsin
December 1, 2003

                              HEARTLAND GROUP, INC.

                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

                             789 North Water Street
                           Milwaukee, Wisconsin 53202
                            Telephone: (800) 432-7856
                             www.heartlandfunds.com

           ___________________________________________________________

                                 PROXY STATEMENT
           ___________________________________________________________

                                  SOLICITATION

         This Proxy Statement is being furnished by the Board of Directors (the "Board") of Heartland Group, Inc., a Maryland corporation (the "Company"), to the shareholders of each mutual fund series of the Company (each a "Fund," and collectively, the "Funds") in connection with the solicitation of proxies for use at a special meeting of shareholders (the "Meeting") to be held on Tuesday, January 20, 2004, at 11:00 a.m., Central Standard Time, at the offices of the Funds, located at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, or any adjournment thereof. The Board is soliciting your proxy with respect to the election of four nominees to the Board of Directors of the Company.

         The Board is conducting the solicitation of proxies for use at the Meeting principally through the mailing of this Proxy Statement and the accompanying proxy card. Officers and employees of the Company and Heartland Advisors, Inc. (the "Advisor"), the investment advisor to the Funds, may also solicit shareholder proxies in person, by telephone, or by facsimile. The Company will also engage an outside firm to assist in the solicitation of proxies.

         The Funds will pay for all costs and expenses associated with the solicitation of proxies by the Board, including costs relating to the printing, mailing, and tabulation of the proxies. Such expenses will be allocated among the Funds based upon their relative value of net assets. Upon request, the Funds will also reimburse brokers, dealers, banks and voting trustees, and other nominees for the reasonable expenses they incur by forwarding these proxy materials to the beneficial owners of shares, which such nominees hold of record. The Funds may retain the services of a third party to assist with this solicitation of proxies. The total estimated cost of this proxy solicitation (including the fees of the proxy solicitation firm) across all Funds is estimated to be $60,000.

         This Proxy Statement and the accompanying materials are being mailed to shareholders on or about December 1, 2003.

                               VOTING INFORMATION

Shareholders Eligible to Vote

         The Board has determined that shareholders of all of the Funds as of the close of business on October 31, 2003 (the "Record Date") are entitled to notice of the Meeting and are eligible to vote at the Meeting (or any adjournment thereof) on the election of directors.

Number of Votes

         The number of shares of the Funds outstanding as of the Record Date is set forth below. Shareholders will be entitled to one vote per share (and one fractional vote for each fractional share).

         Fund Name                             Number of Outstanding Shares
         ---------                             ----------------------------
Heartland Select Value Fund                           3,442,688.492
Heartland Value Plus Fund                             7,716,562.182
Heartland Value Fund                                 39,100,528.436
                                                     --------------
TOTAL SHARES OF ALL FUNDS                            50,259,779.110

Quorum

         In order for action to be taken at the Meeting, there must exist a quorum of shareholders eligible to vote. The presence at the Meeting, in person or by proxy, of shareholders representing one-third (1/3) of the shares outstanding and entitled to vote constitutes a quorum, abstentions and "broker non-votes" will be counted for purposes of determining whether a quorum is present. Broker non-votes are shares held by a broker or nominee for which a validly executed proxy is received but are not voted because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. However, because the election of directors is uncontested and considered to be a routine matter, brokers and other shareholders of record may vote proxies in their discretion if they do not receive voting instructions from the beneficial owners of the shares.

Votes Required for Election of Directors

         Shareholders of each Fund will vote together as a single class on the election of directors. In order for a nominee to be elected as a director, the nominee must receive a plurality of the votes cast by holders of shares of the Funds represented in person or by proxy and entitled to vote at the Meeting, assuming the existence of a quorum. "Plurality" means that the individuals who receive the highest number of votes are elected as directors, up to the maximum number of directors to be chosen. There is no cumulative voting for the election of directors. Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in the election of directors. If elected at this Meeting, the nominees will continue as directors until their service terminates by reason of resignation, retirement, removal, death or election of a replacement. Because neither Maryland General Corporation Law nor the Bylaws of the Company requires that directors be elected annually or regularly, the directors' term will be indefinite in length. However, the Investment Company Act of 1940 (the "1940 Act") requires that at least two-thirds of the directors then serving on the Board be elected by shareholders. Because less than two-thirds of the current directors have been elected, this election of directors is necessary.

         Shareholders may not vote for a greater number of persons than the four nominees. Should any of these nominees become unable or unwilling to accept nomination or election, due to a circumstance that is not anticipated, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Nominating Committee of the Board of Directors may recommend.

Execution of Proxies

         A shareholder may vote at the Meeting in person or by a duly executed proxy (which includes the voting of proxies via telephone). Shares represented by properly executed proxies received by the Company will be voted at the Meeting and any adjournment thereof in accordance with the terms of such proxies. If no instructions are specified in a properly executed, unrevoked proxy, such shares will be voted "FOR" the election of all four nominees to the Board of Directors. Proxies will be voted in the discretion of the persons named in the proxy on any other proposals properly brought before the Meeting. The Board presently does not anticipate that any other matters will be considered at the Meeting.

Revocation of Proxies

         A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting his or her shares in person. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy.

Voting by Telephone

         The Company has arranged to have votes recorded by telephone. You may vote by calling the telephone number listed on your proxy card and following the instructions. You will need to provide the 14-digit number on your card. Please note that the telephone number listed on your proxy card is for the agent of our proxy tabulator and is not a number for the Company.

         If votes are recorded by telephone, the Company will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies by mail may be revoked.

                              ELECTION OF DIRECTORS

         At the Meeting, shareholders of the Funds will be asked to elect the following four nominees to the Board of Directors of the Company:

                              William J. Nasgovitz
                                Lawrence M. Woods
                                  Dale J. Kent
                                Michael D. Dunham

     The nominees include three existing directors and one new nominee. William
J. Nasgovitz, Lawrence M. Woods, and Dale J. Kent all currently serve on the Board of Directors. Michael D. Dunham, who is not presently a director of the Company, is also being nominated to serve on the Board. The table below provides information about the four nominees for election to the Company's Board of Directors. If elected, the four nominees will comprise the entire Board.

                                                Term of                                     Number of
                                                Office                                      Heartland
                                                 and                 Principal                Funds               Other
                                 Position(s)    Length              Occupation(s)            Overseen       Directorships/(1)/
     Name, Address and           Held with      of Time              During Past                by               Held by
     -----------------           Heartland      Served               Five Years              Director           Director
            Age                  ---------      ------               ----------              --------           --------
            ---

Interested Director:
William J. Nasgovitz             President      Since 12/84      President and Chief              3               None
789 North Water Street           and                             Executive Officer,
Milwaukee, WI 53202              Director                        Heartland Advisors,
Birthdate: 10/8/44                                               Inc., since 1982.

Independent Directors:

Lawrence M. Woods                Director       Since 2/03       Retired; previously,             3               None
524 Sunset Drive                                                 Director, The AAL Funds,
Worland, WY 82401                                                Inc. (a mutual fund
Birthdate: 4/14/32                                               family), 1987 to 2002;
                                                                 President and CEO,
                                                                 Centennial Airlines (a
                                                                 regional airline),
                                                                 1983-1987; Executive
                                                                 Vice President and
                                                                 Director, Mobil
                                                                 Corporation, 1977-1985,
                                                                 and Vice President,
                                                                 Mobil Corporation,
                                                                 1969-1977.

Dale J. Kent                     Director       Since 8/03       Chief Financial Officer,         3               None
1900 South 18th Avenue                                           West Bend Mutual Insurance
West Bend, WI 53095                                              Company, since July 2002;
Birthdate: 11/12/52                                              Partner, Arthur Andersen LLP,
                                                                 June 1974 to July 2002.

                                               Term of                                 Number of
                                               Office                                  Heartland
                                                and             Principal                Funds                 Other
                               Position(s)     Length          Occupation(s)            Overseen          Directorships/(1)/
 Name, Address and             Held with       of Time          During Past                by                  Held by
 -----------------             Heartland       Served           Five Years              Director               Director
         Age                   ---------       ------           ----------              --------               --------
         ---
Michael D. Dunham              Director           -        President and Owner of            3          Merge Technologies (a
12000 West Park Place          Nominee                     Dunham Global Associates, Ltd.               provider of radiology
Milwaukee, WI 53224                                        (holding company for software                    imaging and information
Birthdate: 07/25/45                                        technology businesses),                       integration solutions)
                                                           since 2001; Senior Vice
                                                           President-Business
                                                           Development of IFS AB (a
                                                           global developer of
                                                           industrial and financial
                                                           systems applications),
                                                           since January 2000;
                                                           Co-Founder and CEO of
                                                           Effective Management
                                                           Systems, Inc. (a
                                                           publicly traded
                                                           enterprise resource
                                                           planning software
                                                           corporation), from 1978
                                                           to December 1999.

----------------------
* An "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. For more information, see "Election of Directors - Interested Persons Nominated for Director" below.

(1) Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Interested Persons Nominated for Director

     Mr. Nasgovitz is an "interested person" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 because of his position as President of the Company and as President of the Advisor.

Material Transactions with Directors of the Company

     The Advisor to the Funds leases space for its principal business offices at 789 North Water Street, Suite 500, Milwaukee, Wisconsin, from the building owner, Water Street Investments, LLC, at a monthly base rent of $64,000. The owners of Water Street Investment, LLC include William G. Nasgovitz (a director of Company and President of the Advisor) who owns 42.5%, Jon D. Hammes (a former director of the Company) who owns 25%, and Kevin Clark (an officer of the Advisor) who owns 7.5%.

     Other than as disclosed above, no director who is not an interested person of Company, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor, Heartland Investor

Services, LLC, the Funds' distributor ("Heartland Investor Services"), or any person directly or indirectly controlling, controlled by or under common control with the Advisor or Heartland Investor Services, which exceeds $60,000. In addition, no director who is not an interested person of Company, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was Company; an officer of Company; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the Advisor as its investment adviser or Heartland Investor Services as its principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or Heartland Investor Services; the Advisor or Heartland Investor Services; an officer of the Advisor or Heartland Investment Services; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or Heartland Investor Services, or an officer of any such "control" person. No director who is not an interested person of Company, or immediate family member, of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Director Ownership of Fund Shares

     The table below sets forth the dollar range of shares of the Funds beneficially owned, as defined by Rule 16a-1(a)(2) under the Exchange Act, by each director and director nominee as of September 30, 2003.

                                                                                       Aggregate Dollar Range of Equity
                                                                                         Securities in all Registered
                                                                                         Investment Companies Overseen
                                                                                                by Director in
   Name of Director             Dollar Range of Equity Securities in the Fund            Family of Investment Company
   ----------------             ---------------------------------------------            ----------------------------
William J. Nasgovitz            Over $100,000 (Select Value)                                      Over $100,000
                                Over $100,000 (Value Plus)
                                Over $100,000 (Value)

Lawrence M. Woods               None (Select Value)                                            $50,000 - $100,000
                                None (Value Plus)
                                $50,000 - 100,000 (Value)

Dale J. Kent                    $1 - $10,000 (Select Value)                                     $10,000 - $50,000
                                $1 - $10,000 (Value Plus)
                                $10,000 - $50,000 (Value)

Michael D. Dunham/(1)/          None (Select Value)                                             $10,000 - $50,000

                                                                                       Aggregate Dollar Range of Equity
                                                                                         Securities in all Registered
                                                                                         Investment Companies Overseen
                                                                                                by Director in
   Name of Director             Dollar Range of Equity Securities in the Fund            Family of Investment Company
   ----------------             ---------------------------------------------            ----------------------------
                                None (Value Plus)
                                $10,000 - $50,000 (Value)

----------------------
(1)     Mr. Dunham is not currently a director but is a director nominee.

Information Regarding the Board of Directors and Its Committees

     The Board of Directors held nine meetings in 2002 and seven meetings in 2003. All members of the Board attended at least 75 percent of those meetings.

     The standing committees of the Company's Board of Directors include an audit committee and a nominating committee. Both committees consist of independent directors.

     Audit Committee. The Company has a separately designated audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act. The audit committee annually recommends the selection of independent public accountants for the Funds to the Board and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions.

     The audit committee currently consists of Lawrence M. Woods (chairman) and Dale J. Kent. The audit committee had four meetings during 2002 and four meetings during 2003, and all of the members of the audit committee attended at least 75% of those meetings. If elected, Michael D. Dunham will become a member of the audit committee. The audit committee's charter is attached to this Proxy Statement as Exhibit A.

     Nominating Committee. The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee does not accept recommendations for nominations by shareholders of the Funds. The nominating committee nominated all of the nominees for election to the board as described in this Proxy Statement.

     The nominating committee currently consists of Lawrence M. Woods and Dale
J. Kent. Until her resignation as a director in October 2003, Linda F. Stephenson was chairperson of the nominating committee. The nominating committee had no meetings during 2002 and four meetings in 2003. If elected, Michael D. Dunham will become a member of the nominating committee.

Information Regarding Executive Officers

     The following table provides information regarding executive officers of the Company.

                                 Position(s)      Term of Office
 Name, Address and               Held with        and Length of
 -----------------               Heartland        Time Served/(1)/      Principal Occupation(s) During Past Five Years
        Age                      ---------        ----------------      ----------------------------------------------
        ---
William J. Nasgovitz           President and     Since 12/84           President and Chief Executive Officer, Heartland
789 North Water Street         Director                                Advisors, Inc., since 1982.
Milwaukee, WI 53202
Birthdate: 10/8/44

                               Position(s)       Term of Office
                               Held with         and Length of
Name, Address and Age          Heartland         Time Served/(1)/   Principal Occupation(s) During Past Five Years
---------------------          ---------         ----------------   ----------------------------------------------

Paul T. Beste                  Vice President    Since 9/97         Chief Operating Officer, Heartland Advisors, Inc.
789 North Water Street                                              since December 1999; Senior Vice President -
Milwaukee, WI 53202                                                 Investment Operations, Heartland Advisors, Inc.,
Birthdate: 1/23/56                                                  September 1998 to December 1999; Investment
                                                                    Operations Officer, Heartland Advisors, 1997 to
                                                                    1998; Director of Taxes/ Compliance, Strong
                                                                    Capital Management, Inc., 1992 to 1997.

Nicole J. Best                 Treasurer and     Since 6/00         Senior Vice President and Treasurer, Heartland
789 North Water Street         Principal                            Advisors, Inc. since March 2001; employed by
Milwaukee, WI 53202            Accounting                           Heartland Advisors, Inc. in other capacities since
Birthdate: 9/2/73              Officer                              March 1998; employed by Arthur Andersen LLP, 1995
                                                                    to 1998.

Constance R. Wick              Vice President    Since 4/03         Director of Compliance, Heartland Advisors, Inc.
789 North Water Street         and Secretary                        since February 2003; Associate Counsel, Strong
Milwaukee, WI  53202                                                Capital Management, Inc. from June 1998 to
Birthdate: 8/23/64                                                  November 2002.

---------------

(1) Officers of the Company serve one-year terms, subject to annual reappointment by the Board of Directors.

Director and Executive Officer Compensation

         Directors. The Company pays the compensation of the directors who are not officers, directors or employees of the Advisor. The following compensation was paid to the directors who are not interested persons of the Company for their services during 2002 and 2003:

                                                                                                          Total
                                                                                   Pension or          Compensation
                                                                                   Retirement         from Heartland
Director                     Aggregate Compensation from Each Heartland Fund/(1)/   Benefits           Fund Complex/(1)(2)/
--------                     -----------------------------------------------        --------           ------------
                                      2002                       2003                                2002           2003
                                      ----                       ----                                ----           ----
Jon D. Hammes/(3)/           $7,511 (Select Value)       $2,107 (Select Value)        None           $40,000       $9,500
                             $6,909 (Value Plus)         $2,118 (Value Plus)
                             $20,088 (Value)             $5,275 (Value)
                             $5,492 (Wisconsin Tax

                             Free)
Linda F. Stephenson /(4)/    $7,511 (Select Value)       $4,674 (Select Value)        None           $40,000      $33,000
                             $6,909 (Value Plus)         $5,239 (Value Plus)
                             $20,088 (Value)             $23,087 (Value)
                             $5,492 (Wisconsin Tax

                             Free)
Allan H. Stefl/(5)/          $7,511 (Select Value)       $4,203  (Select Value)       None           $40,000      $19,000
                             $6,909 (Value Plus)         $4,237 (Value Plus)
                             $20,088 (Value)             $10,560 (Value)
                             $5,492 (Wisconsin Tax

                             Free)
A. Gary Shilling/(6)/        $7,511 (Select Value)       $4,674 (Select Value)        None           $40,000      $33,000
                             $6,909 (Value Plus)         $5,239 (Value Plus)
                             $20,088 (Value)             $23,087(Value)
                             $5,492 (Wisconsin Tax
                             Free)

                                                                                                          Total
                                                                                   Pension or          Compensation
                                                                                   Retirement         from Heartland
Director                     Aggregate Compensation from Each Heartland Fund/(1)/   Benefits           Fund Complex/(1)(2)/
--------                     -----------------------------------------------        --------           ------------
                                      2002                       2003                                2002           2003
                                      ----                       ----                                ----           ----
Lawrence M. Woods/(7)/       None                        $4,230 (Select Value)        None          None          $31,000
                                                         $4,797 (Value Plus)
                                                         $21,973 (Value)

Dale Kent/(8)/               None                        $471(Select Value)           None          None          $14,000
                                                         $1,002 (Value Plus)
                                                         $12,527 (Value)

------------------

(1) Heartland has a deferred compensation program for its Directors under which they may elect to defer all or a portion of their compensation and invest the deferral in "phantom" shares of any Heartland Fund. The table above includes all deferred compensation of Directors. The total amount of deferred compensation payable to or accrued for the Directors, as of September 30, 2003, is as follows: $167,398 for Jon D. Hammes; and $191,053 for A. Gary Shilling. Until November 1, 2002, the Heartland Wisconsin Tax Free Fund was a mutual fund series of Heartland.

(2) For 2002, the Fund Complex consisted of seven series of Heartland Group, Inc., including the three Funds described in this Statement of Additional Information, the Wisconsin Tax Free Fund, which was discontinued as a separate series of Heartland on November 1, 2002, the Taxable Short Duration Municipal Fund, the Short Duration High Yield Municipal Fund and the High Yield Municipal Bond Fund, which are closed to new investors. For 2003, the Fund Complex consisted of six series.

(3)  Mr. Hammes resigned as a director in February 2003.

(4)  Ms. Stephenson resigned as a director in October 2003.

(5)  Mr. Stefl resigned as a director in April 2003.

(6)  Mr. Shilling resigned as a director in November 2003.

(7)  Mr. Woods became a director in January 2003.

(8)  Mr. Kent became a director in August 2003.

         Executive Officers. No executive officer of the Company received any compensation from the Company for 2002 and 2003. They are compensated by the Advisor as its officers and employees.

Security Ownership of Certain Beneficial Owners and Management

         Security Ownership of Certain Beneficial Owners. As of September 30, 2003, the following persons were known to own, of record or beneficially, five percent (5%) or more of the outstanding shares of the Company in the aggregate or any Fund.

                                                                                               Aggregate Percentage of
                                                                            Percentage of                all
   Name and Address of Shareholder             Number of Shares              Fund Shares            Company Shares
   -------------------------------             ----------------              -----------            --------------
Charles Schwab & Co., Inc.                770,889.649    (Select Value)         23.07%                   1.60%
Attn: Mutual Funds                      2,949,972.691    (Value Plus)           39.07%                   6.14%
101 Montgomery Street                   8,063,555.739    (Value)                21.70%                  16.78%
                                                                                                        ------
San Francisco, CA 94104-4122                                                                            24.52%

National Financial Services Corp.       1,068,992.512    (Select Value)          31.99%                   2.22%
The FBO and The Exclusive               1,463,269.469    (Value Plus)            19.38%                   3.04%
Benefit of Our Customers                6,541,806.094    (Value)                 17.60%                  13.61%
One World Financial Center                                                                               ------
Fifth Floor                                                                                              18.87%
200  Liberty Street
New York, NY  10281-1003

National Investor Services                192,548.661    (Select Value)           5.76%                   0.40%
55 Water Street                           478,458.662    (Value Plus)             6.34%                   1.00%
Floor 32                                                                                                  -----
New York, NY 10041-3299                                                                                   1.40%

Pershing/Donaldson Lufkin Jenrette        199,262.731    (Select Value)           5.96%                   0.41%
P.O. Box 2052
Jersey City, NJ 07303-2052

     Stock Ownership of Directors and Management. The following table shows shares of the Funds that are beneficially owned (as defined by Rule 13d-3 under the Securities Exchange Act of 1934) by each director and director nominee, each executive officer, and the group consisting of all directors, director nominees and executive officers of the Company, as of September 30, 2003.

                                                                                                         Aggregate
           Name and                                                               Percentage of      Percentage of all
    Position with Company            Fund Name            Number of Shares         Fund Shares         Company Shares
    ---------------------            ---------            ----------------         -----------         --------------
William J. Nasgovitz,           Select Value Fund              74,914.536             2.24%                  *
President and Director          Value Plus Fund               123,396.376             1.63%                  *
                                Value Fund                     51,865.165               *                    *

Lawrence M. Woods,              Value Fund                      1,482.800               *                    *
Director

Dale J. Kent,                   Select Value Fund                 295.334               *                    *
Director                        Value Plus Fund                   266.767               *                    *
                                Value Fund                        362.582               *                    *
Michael Dunham,                 Value Fund                        357.854               *                    *
Director Nominee

Paul T. Beste,                  Select Value Fund               2,831.338               *                    *
Vice President                  Value Plus Fund                 3,457.638               *                    *
                                Value Fund                          1.041               *                    *
Nicole J. Best,                 Select Value Fund                 520.454               *                    *
Treasurer and Principal         Value Plus Fund                   571.855               *                    *
Accounting Officer              Value Fund                        320.582               *                    *

Constance R. Wick               Select Value                      104.331               *                    *
Vice President and Secretary    Value                              44.212               *                    *

TOTAL FOR MANAGEMENT AS A       Select Value Fund              78,665.993             2.35%                  *
GROUP                           Value Plus Fund               127,692.636             1.69%                  *
(7 Persons)                     Value Fund                     54,434.236               *                    *
------------------------------


*     Denotes less than 1%.

Control

     Neither the Company nor any Fund is controlled by any person or entity. There are no arrangements known to the Company or to the directors of the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change of control of the Company. Since the beginning of the Company's last fiscal year there has been no change in control of the Company.

Proceedings

     On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds"), in which the Company, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, the Company, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Company nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Company, its funds, directors or officers.

     The staff of the Securities and Exchange Commission is conducting a formal inquiry into the facts and circumstances surrounding the repricing with respect to the Advisor, the Company and certain individuals. This inquiry does not involve the Heartland Select Value, Value Plus or Value Funds. The Securities and Exchange Commission staff has informed the Advisor, certain persons associated with the Advisor, the Company and certain other individuals that the staff intends to recommend proceedings against them for alleged violations of the securities laws. The affected parties have cooperated with the SEC inquiry. At this time it is not possible to predict the outcome of this inquiry.

                                 OTHER PROPOSALS

     The Board is not aware of any other matters that will come before the Meeting. However, if any other business should come before the Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.

                        INDEPENDENT AUDITORS TO THE FUNDS

     The Board of Directors has selected the firm of PricewaterhouseCoopers, LLC ("PwC"), 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, to serve as the Funds' independent accountants until such time as their successors may be selected. PwC has served as the Funds' independent accountants since 1997.

     PwC has no direct or indirect financial interest in the Company or the Funds except for the compensation it receives as independent public accountants to the Funds. No representative of PwC is expected to be present at the Meeting to make a statement or to respond to appropriate questions.

Audit Committee's Pre-Approval Policies and Procedures

     As of the date of this Proxy Statement, the audit committee has not adopted pre-approval policies and procedures relating to the engagement of independent auditors and the approval of services provided by them, and the requirement under Section 10A of the Exchange Act that such services be pre-approved by the audit committee has not been waived. As a result, all services provided by PwC to the Company must be directly pre-approved by the audit committee.

Fees Paid to PricewaterhouseCoopers, LLC

     Audit Fees. The aggregate fees billed or expected to be billed to the Company by PwC for the professional services they rendered in connection with their audit of the Company's annual financial statements for 2001 and 2002 were $75,200 and $60,350, respectively.

     Audit-Related Fees. The aggregate fees billed to the Company by PwC for assurance and related services reasonably related to performance of the audit or review of the Company's financial statements for 2001 and 2002 were $10,000 and $0, respectively. There were no fees billed to the Advisor by PwC for assurance and related services for 2001 or 2002.

     Tax Fees. The aggregate fees billed to the Company by PwC for tax compliance, tax advice, and tax planning for 2001 and 2002 were $33,850 and $25,925, respectively. There were no fees billed to the Advisor by PwC for tax compliance, tax advice, or tax planning for 2001 or 2002.

     All Other Fees. There were no other fees billed to the Company by PwC for the fiscal years ended 2001 or 2002, except for those disclosed above. The aggregate of all other fees billed to the Advisor by PwC for the fiscal years ended 2001 and 2002 were $13,000 and $14,000, respectively.

     In the aggregate, the fees billed to the Funds and the Advisor by PwC for non-audit services for 2001 and 2002 were $56,850 and $39,925, respectively.

     The audit committee has considered the provision of non-audit services by PwC to the Advisor and has determined that the provision of such services by PwC to the Advisor are compatible with PwC maintaining its independence.

                             AUDIT COMMITTEE REPORT

     In connection with its function to oversee and monitor the financial reporting process of the Company, the audit committee of the Board of Directors has done the following:

     . The audit committee reviewed and discussed with management the audited financial statements for the Company's 2002 fiscal year;

     . The audit committee discussed with PwC the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as may be modified or supplemented;

     . The audit committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard
          No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has considered whether the provision of non-audit services by PwC is compatible with its independence, and has discussed with PwC its independence;

     Based on the review and discussions described above, the audit committee recommended to the Board of Directors that the audited financial statements for fiscal year 2002 be included in the Company's Annual Report for such year.

     Members of the audit committee:


    Lawrence M. Woods            Dale J. Kent

                                OTHER INFORMATION

Shareholder Meetings

     The Company is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. The Company's Bylaws provide that the Company is not required to hold annual meetings of shareholders in any year in which the election of directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of the Company or of any of its portfolio series under the 1940 Act. Meetings of shareholders of the Funds will be held when and as determined necessary by the Board of Directors of the Company and in accordance with the 1940 Act.

Shareholder Proposals

     Shareholders of any Fund wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of the Company at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202 within a reasonable amount of time prior to such meeting. The Board does not presently anticipate holding any other shareholder meetings for the Funds in 2004, other than the Meeting.

Address of Investment Advisor and Distributor

     The principal offices of the Company's investment advisor, Heartland Advisors, Inc., are located at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202. The principal offices of the distributor of shares of the Funds, Heartland Investor Services, LLC, are located at 3435 Stelzer Road Columbus, Ohio 43219.

Annual Report Delivery

     The Company will furnish, free of charge, a copy of the Funds' 2002 Annual Report and Semi-Annual Report for the six months ended June 30, 2003 to any shareholder upon request. Contact the Company at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202 or call 1-800-432-7856.

Delivery of Documents to Security Holders Sharing an Address

     The Company may deliver a single Proxy Statement to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding." If you are a shareholder residing at an address to which one copy of the Proxy Statement was delivered, you may request an additional copy of the Proxy Statement, which we will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling the Company at 1-800-432-7856 or by writing to the Company at the address provided above.

                             EACH VOTE IS IMPORTANT

                                TWO WAYS TO VOTE

Vote by Telephone                               Vote by Proxy Card
Vote via a touch tone phone 24 hours a          The proxy card is enclosed with postage-free
day/7 days a week using the toll free           return envelope.
phone number listed on the proxy card

Instructions:                                   Instructions: Mark, sign and date the proxy card
                                                and return it promptly in the enclosed envelope.

1. Read the Proxy Statement and have
the proxy card in hand

2. Call toll free the number listed on the proxy card

3. Enter the 14-digit number listed
   on the proxy card

4. Follow the simple instructions

NOTE: If a vote is cast by telephone, there is no need to mail back the proxy card.

                                                                       EXHIBIT A

                              HEARTLAND GROUP, INC.
                             AUDIT COMMITTEE CHARTER

Purposes

The purposes of the Audit Committee (the "Committee") are:

     1. to oversee Heartland Group, Inc.'s (the "Funds") accounting and financial reporting policies and practices, its internal controls and, as deemed appropriate by the Committee, the internal controls of the Funds' service providers;

     2. to oversee the quality, objectivity, and integrity of the Funds' financial statements and the independent audit thereof; and

     3. to monitor the independent auditor's qualifications, independence, and performance.

The function of the Committee is oversight; it is not responsible for maintaining appropriate systems for accounting and internal control or planning or carrying out a proper audit.

Committee Membership

The Committee will be composed entirely of directors who (1) are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940, as amended ("Independent Directors"), and (2) are "independent" within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"). Each Committee member will complete a director and officer questionnaire on an annual basis. The Committee, with the assistance of legal counsel, will review the questionnaires to confirm that each Committee member continues to be an Independent Director. Unless at least one member of the Committee is a financial expert as defined by the Securities and Exchange Commission ("SEC"), the Funds shall, in the manner required by the SEC, disclose such fact and explain why not.

Committee Meetings

The Committee will meet as often as it determines, but not less frequently than semi-annually. The Committee may request any officer or employee of Heartland Advisors, Inc. (the "Advisor") or the Funds' outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee members may appoint a Chair of the Committee. If so appointed, the Chair will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chair will serve until removed by the Committee, or replaced by a duly appointed successor.

At any Committee meeting, 50% of the Committee members then in office constitutes a quorum. Any action of the Committee requires the vote of a majority of the Committee members then in attendance at any Committee meeting provided a quorum is present (or by such other means as authorized by the Funds' Articles of Incorporation or Bylaws).

Committee Authority and Responsibilities

The Committee will pre-approve all auditing services to be performed for the Funds. The Committee will be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor will report directly to the Committee.

The Committee will pre-approve all permitted non-audit services (including the fees and terms thereof) to be performed for the Funds or the Advisor (or any entity controlling, controlled by, or under common control with the Advisor that provides services to the Funds) by the Funds' independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals will be presented to the full Committee at its next scheduled meeting.

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Funds (or the appropriate portfolio(s) thereof) will provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will make regular reports to the Board. The Committee will review and reassess the adequacy of this charter periodically and recommend any proposed changes to the Board for approval. Any material amendments to this charter must be approved by both a majority of the Funds' directors then in office and a majority of the Independent Directors then in office.

The Committee, to the extent it deems necessary or appropriate, will:

Financial Statement and Disclosure Matters

1. Meet with the Funds' independent auditors to (a) review the arrangements for and scope of the annual audit and any special audits; (b) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors and the results of the audit(s); (c) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls; and (d) review the form of opinion the auditors propose to render to the Board of Directors and shareholders.

2. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles, any major issues as to the adequacy of the Funds' internal controls and any special steps adopted in light of material control deficiencies.

3. Review and discuss timely reports (reports received prior to the filing of an audit report) from the independent auditors on:

     (a)  Critical accounting policies and practices to be used.

     (b) Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences; management representation letter; reports on observations and recommendations on internal controls; schedule of material adjustments and reclassifications proposed, and a listing of adjustments and reclassifications not recorded; engagement letter; and independence letter.

4. Review disclosures made to the Committee by the Funds' CEO and CFO during their certification process for the Form N-CSR and other SEC filings as to which such certifications are required about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees of the Funds who have a significant role in the Funds' internal controls.

Oversight of the Fund's Relationship with the Independent Auditor

1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management.

2. Discuss with the independent auditor matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Compliance Oversight Responsibilities

1. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

2. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Funds' financial statements or accounting policies.

3. Discuss with the Funds' legal counsel any legal matters that may have a material impact on the financial statements.

4. As deemed necessary or appropriate by the Committee, the Committee will meet with the Funds' treasurer and with internal auditors, if any, for the Funds' service providers.

5. Investigate any improprieties bought to the Committee's attention in writing or otherwise actually known by the Committee or suspected improprieties (based on information provided to the Committee) in the Funds' operations.

           ----------------------------------------------------------
                                FOR CONVENIENCE,

                        Votes may be cast with our proxy
                  tabulator using a touch tone phone by calling

                                               1-800-____-_____

            1. Read the Proxy Statement and have this Proxy Card in hand
            2. Call toll free 1-800-____-________
            3. Enter the 14-digit number listed on the Proxy Card below
            4. Follow the simple instructions
           ----------------------------------------------------------

                              HEARTLAND GROUP, INC.

                                      PROXY

             FOR SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 20, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William J. Nasgovitz and Paul T. Beste, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Meeting of Shareholders of Heartland Group, Inc., on Tuesday, January 20, 2004, at 11:00 a.m., Central Standard Time, at the offices of the Company, located at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                   ---------------------------------------------
                                   14-digit Number:




                                   ---------------------------------------------

                                   DATED:_________, 200___



                                   _____________________________________________
                                   (Please sign exactly as name appears at left)


                                   _____________________________________________

                                   (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

         When properly signed, shares represented by this proxy will be voted as directed by the shareholder.

                    Please mark your votes as indicated below
                                       [X]

          IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH
                    DIRECTOR NOMINEE LISTED IN THE PROPOSAL


        In their discretion, the proxies are authorized to vote upon such other business as may come before the Meeting.

--------------------------------------------------------------------------------
Proposal  Proposal to elect        FOR election   WITHHOLD    FOR, except vote
          the four nominees           of all      vote from    withheld from
          to serve on the Board      nominees   all nominees following nominees
          of Directors of
          Heartland Group, Inc.        [_]           [_]            [_]

          1. William J. Nasgovitz                                   [_]

          2. Lawrence M. Woods                                      [_]

          3. Dale J. Kent                                           [_]

          4. Michael D. Dunham                                      [_]
--------------------------------------------------------------------------------